Earnings Per Share	9 Months Ended
Sep. 30, 2022
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share excludes dilution and is computed by dividing net income attributable to Venator ordinary shareholders by the weighted average number of shares outstanding during the period. Diluted earnings per share reflects all potential dilutive ordinary shares outstanding during the period and is computed by dividing net income available to Venator ordinary shareholders by the weighted average number of shares outstanding during the period increased by the number of additional shares that would have been outstanding as dilutive securities.

Basic and diluted earnings per share are determined using the following information:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Numerator:
Basic and diluted loss from continuing operations:
Net (loss) income attributable to Venator Materials PLC ordinary shareholders	$(50)	$(47)	$40	$(91)
Denominator:
Weighted average shares outstanding	108.0	107.3	107.8	107.2
Potential dilutive impact of share-based awards(1)	—	0.2	0.1	0.3

(1) The potentially dilutive impact of share-based awards was excluded from the calculation of net income (loss) per share for the three months ended September 30, 2022 and the three and nine months ended September 30, 2021 because there is an anti-dilutive effect as we are in net loss positions.
For the three and nine months ended September 30, 2022, the number of anti-dilutive employee share-based awards excluded from the computation of diluted earnings per share was 5 million. For the three and nine months ended September 30, 2021, the number of anti-dilutive employee share-based awards excluded from the computation of dilutive earnings per share was 3 million.